                                                                    Exhibit 10.6


                                 THIRD AMENDMENT
                                       TO
                 LEASE BETWEEN BRUKER INSTRUMENTS, INC., LESSOR
                                       AND
                         BRUKER DALTRONICS, INC., LESSEE
                               FOR THE PREMISES AT
                   15 FORTUNE DRIVE, BILLERICA, MASSACHUSETTS

Amendment to Amended Lease Agreement dated as of June 27, 1996 (the "Lease") between Bruker Instruments, Inc., Lessor and Bruker Daltronics, Inc., Lessee, for the property known as and numbered 15 Fortune Drive, Billerica, Massachusetts.

1.       WHEREAS, the Lease defines the term as through October 31, 1999; and

WHEREAS, the Lessor and Lessee wish to extend the term to renew annually automatically;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Article II, Paragraph 1 of the Lease is hereby modified to:

         TO HAVE AND TO HOLD the Demised Premises under the Tenant for the term of one year, automatically renewing annually unless terminated in writing with 90 days written notice by either party.

2.       Article II, Paragraph 2 of the Lease is hereby DELETED.

3. All other provisions of the Lease remain unchanged and the parties hereto ratify the Lease as amended hereby.

Executed as an instrument under seal as of the 25th day of January, 1999.


                                  Lessor:
                                  BRUKER INSTRUMENTS, INC.

                                  /signature/
                                  Duly Authorized

                                  Lessee:
                                  BRUKER DALTRONICS, INC.

                                  /signature/
                                  Duly Authorized

                                SECOND AMENDMENT
                                       TO
                 LEASE BETWEEN BRUKER INSTRUMENTS, INC., LESSOR
                                       AND
                         BRUKER DALTRONICS, INC., LESSEE
                               FOR THE PREMISES AT
                   15 FORTUNE DRIVE, BILLERICA, MASSACHUSETTS


Amendment to Amended Lease Agreement dated as of January 15, 1998 (the "Lease") between Bruker Instruments, Inc., Lessor and Bruker Daltronics, Inc., Lessee, for the property known as and numbered 15 Fortune Drive, Billerica, Massachusetts.

1. WHEREAS, the Lease defines the rentable space as Seventeen Thousand Five Hundred Ninety-five (17,595); and

WHEREAS, the Lessor and Lessee wish to increase the rentable space;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

2. Article I, Paragraph 1 of the Lease is hereby modified by changing "Seventeen Thousand Five Hundred Ninety-five (17,595)" to "Twenty-Nine Thousand Five Hundred Thirty-five (29,535)".

3. Article III, Paragraph (a) of the Lease is hereby modified by changing "One Hundred Thirty One Thousand Nine Hundred Sixty-two and 44/100 ($131,962.44)" to "Two Hundred Twenty One Thousand Two Hundred Twenty and 00/100 ($221,220.00)".

4. All other provisions of the Lease remain unchanged and the parties hereto ratify the Lease as amended hereby.

Executed as an instrument under seal as of the 25th day of January, 1999.


                                  Lessor:
                                  BRUKER INSTRUMENTS, INC.

                                  /signature/
                                  Duly Authorized

                                  Lessee:
                                  BRUKER DALTRONICS, INC.

                                  /signature/
                                  Duly Authorized

                                 FIRST AMENDMENT
                                       TO
                 LEASE BETWEEN BRUKER INSTRUMENTS, INC., LESSOR
                                       AND
                         BRUKER DALTRONICS, INC., LESSEE
                               FOR THE PREMISES AT
                   15 FORTUNE DRIVE, BILLERICA, MASSACHUSETTS

Amendment to Lease Agreement dated as of June 27, 1996 (the "Lease") between Bruker Instruments, Inc., Lessor and Bruker Daltronics, Inc., Lessee, for the property known as and numbered 15 Fortune Drive, Billerica, Massachusetts.

WHEREAS, the Lease defines the rentable space as Sixteen Thousand Six Hundred Eighty-three (16,683); and

WHEREAS, the Lessor and Lessee wish to increase the rentable space;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Article I, Paragraph 1 of the Lease is hereby modified by changing "Sixteen Thousand Six Hundred Eighty-three (16,683)" to "Seventeen Thousand Five Hundred Ninety-five (17,595)".

2. Article III, Paragraph (a) of the Lease is hereby modified by changing "One Hundred Twenty Five Thousand One Hundred Twenty-two and 50/100 ($125,122.50)" to "One Hundred Thirty One Thousand Nine Hundred Sixty-two and 44/100 ($131,962.44)".

3. All other provisions of the Lease remain unchanged and the parties hereto ratify the Lease as amended hereby.

Executed as an instrument under seal as of the 15th day of January, 1998.


                                  Lessor:
                                  BRUKER INSTRUMENTS, INC.

                                  /signature/
                                  Duly Authorized

                                  Lessee:
                                  BRUKER DALTRONICS, INC.

                                  /signature/
                                  Duly Authorized

                               INDENTURE OF LEASE

         THIS INDENTURE made this 27th day of June, 1996 by and between BRUKER INSTRUMENTS, INC., a Massachusetts corporation with principal offices located at 19 Fortune Drive, Billerica, MA 01821, as sub-landlord (hereinafter referred to as the "Landlord"), and BRUKER ANALYTICAL SYSTEMS, INC., a Massachusetts corporation, having a usual place of business at 15 Fortune Drive, Billerica, MA 01821 as sub-tenant (hereinafter referred to as the "Tenant").

                                     RECITAL

         Dirk D. Laukien and Frank H. Laukien, Trustees of Umbrina Realty Trust (the "Trust") entered into a Lease Agreement dated as of April 1, 1993 with the Landlord (the "Lease Agreement"), whereby Landlord leased the premises known as and numbered 15 Fortune Drive, Billerica, Massachusetts (the "Property").

                              W I T N E S S E T H:

         ARTICLE I - PREMISES. The Landlord does by these presents demise and lease unto the Tenant and the Tenant does hereby hire from the Landlord, upon and subject to the terms and provisions of this Lease for the term hereinafter set forth, the following premises (hereinafter sometimes called the "Demised Premises"): approximately Sixteen Thousand Six Hundred Eighty-three (16,683) rentable square feet of space in the Property, all as more particularly shown on the plan attached hereto as EXHIBIT A, as well as the right to use in common with other tenants Thirty-three and 2/10 percent (33.2%) of the parking spaces provided for the Building (as hereinafter defined). The Demised Premises are demised and leased subject to:

              (a) The rights of parties in possession and the existing state of title thereof as of the commencement of the term of this Lease;

              (b) All zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction; and

              (c) Taxes, assessments, easements, claims of easements and encumbrances, as of the date of commencement of the term of this Lease.

         The Demised Premises are leased herewith together with the right to use, in common with others entitled thereto, the hallways, stairways, loading areas and elevators, if any, necessary for access to, egress from and use of the Demised Premises.

         The Property in which the Demised Premises are situated may be sometimes referred to herein as the "Building". The Building, together with all other improvements situated upon the land known and numbered as 15 Fortune Drive, Billerica, described in

EXHIBIT B attached hereto and made a part hereof, shall be sometimes collectively referred to herein as "Landlord's Property."

         ARTICLE II - TERM. TO HAVE AND TO HOLD the Demised Premises unto the Tenant for the term of Three (3) years and four (4) months commencing on July 1, 1996 and terminating on October 31, 1999, both dates inclusive.

         Provided that Landlord has extended the Lease Agreement, and provided, further that at the times of exercise, and at the end of the then present term,
(i) there exists no Default, as hereinafter defined, beyond applicable notice and cure periods, and (ii) this Lease is still in force and effect, Tenant shall have the right to extend the Term hereof upon all of the same terms, conditions, covenants and agreements herein contained (except for Rent, which shall be adjusted as set forth in Article III, below) for two (2) successive terms of three (3) years each. The said two (2) extension terms are hereinafter referred to as the "First Extension Term" and the "Second Extension Term", respectively. Tenant may extend this Lease by providing the Landlord written notice of its election to extend not less than four (4) months prior to the expiration of the then current term.

         ARTICLE III - RENT.

              (a) Fixed Annual Rent: Tenant agrees to pay to Landlord fixed annual rent, One Hundred Twenty Five Thousand One Hundred Twenty-two and 50/100 ($125,122.50) dollars, payable in equal monthly installments commencing on July 1, 1996 and on the first day of each calendar month of the term of this Lease in advance, without deduction, counterclaim or set-off.

              (b) FIRST EXTENDED TERM: The fixed annual rent for the First Extended Term shall be adjusted in accordance with changes in the Consumer Price Index (hereinafter called the "Price Index"). The Price Index shall mean the average for "All Items" Series A, for "Urban Wage Earners and Clerical Workers, Boston, Massachusetts", as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor. The fixed annual rent for the First Extended Term shall be adjusted in accordance with the following provisions:

                   (i) The Price Index as of July, 1996 shall be designated the Base Price Index.

                   (ii) Promptly after the commencement of the First Extended Term, the fixed annual rent shall be adjusted so that the ratio of the Price Index for the first month following the commencement of the First Extended Term to the adjusted rent shall be the same as the ratio of the Base Price Index to the fixed annual rent for the original Term; and

                   (iii) No such adjustment shall reduce the fixed annual rent below the highest fixed annual rent during the original Term.

              (c) SECOND EXTENDED TERM: The fixed annual rent for the Second Extended Term shall be adjusted in accordance with changes in the Price Index. The fixed annual rent for the Second Extended Term shall be adjusted in accordance with the following provisions:

                   (i) The Price Index as of November, 1999 shall be designated the Base Price Index.

                   (ii) Promptly after the commencement of the Second Extended Term, the fixed annual rent shall be adjusted so that the ratio of the Price Index for the first month following the commencement of the Second Extended Term to the adjusted rent shall be the same as the ratio of the Base Price Index to the fixed annual rent for the First Extended Term; and

                   (iii) No such adjustment shall reduce the fixed annual rent below the highest fixed annual rent during the First Extended Term.

         In the event that a substantial change is made in the method of establishing such Price Index, then the Price Index shall be adjusted to the figure that would have resulted had no change occurred in the manner of computing such Price Index. In the event that such Price Index (or a successor substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used in lieu of such Price Index.

         Tenant may exercise its option to extend the Term of this Lease for the First Extended Term, and, thereafter, extend the First Extended Term of this Lease for the Second Extended Term, by providing Landlord with written notice thereof not less than four (4) months prior to the expiration of the then current term.

         Tenant also agrees to pay as Additional Rent (as hereinafter defined), any and all sums which may become due by reason of an omission or failure of the Tenant to comply with any of the terms, covenants, provisions, obligations and conditions of this Lease, together with all damages, costs and expenses which the Landlord may suffer or incur by reason of any omission or failure, including without limitation, attorneys fees, plus interest calculated at the highest rate allowable by law.

         Rent and other sums of money provided to be paid by the Tenant to the Landlord shall be paid to the Landlord at the place to which notices to the Landlord are required to be sent as provided in ARTICLE XXIV, below, or to such other person or address as the Landlord shall from time to time designate by written notice to the Tenant.

         Tenant also agrees to pay, as additional rent, any and all sums which may become due by reason or an omission or failure of the Tenant to comply with any of the terms, covenants, provisions, obligations and conditions of this Lease, together with all damages, costs and expenses which the Landlord may suffer or incur by reason of any omission or failure, including without limitation, attorneys fees and expenses.

         ARTICLE IV - NET - NET - NET LEASE. All costs, taxes, and all other expenses based upon or arising out of the possession, and/or use of the Demised Premises shall be borne solely by the Tenant without any exception, limitation, or reservation whatsoever except as otherwise specifically provided in this Lease. It is the intention of the parties that all rent, additional rent and other payments provided for in this Lease shall be 100% net to the Landlord and shall not be diminished in any manner whatsoever except as otherwise specifically provided herein.

         ARTICLE V - TENANT'S COVENANTS. The Tenant agrees with the Landlord that during the term of this Lease and for such further time as the tenant or any person claiming through or under it shall hold the Demised Premises or any part thereof that:

              (1) the Tenant shall pay punctually to the Landlord the rent and additional rent reserved herein, and all other sums that may become due and payable by the tenant hereunder, at the times and in the manner set forth in this Lease;

              (2) the Tenant shall pay all charges for heat, water, sewer, gas, electricity, telephone and other utilities or services used or consumed upon the Demised Premises, whether called a charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer charges and taxes, if any, all such charges to be paid as the same from time to time become due and, in any event, before the same shall become delinquent. In the event any of the utilities servicing the Demised Premises are not separately metered, the Tenant shall pay its Proportionate Share (as hereinafter defined) of such utility costs as provided in ARTICLE VI of this Lease. In no event shall the Landlord be liable to the Tenant in damages or otherwise for any interruption, curtailment or suspension of any utility services, nor shall Tenant be entitled to any abatement of rent by reason of the same.

              (3) the Tenant shall keep the Demised Premises and the fixtures therein, and also all of the doors and windows thereof in the same condition they now are or may be put in hereafter, reasonable wear and tear, damage by fire and other unavoidable casualty only excepted, and the Landlord shall be under no obligation to make any repairs, renovations, alterations or improvements to the Demised Premises, the Building or the Landlord's Property (except as herein specifically provided otherwise);

              (4) the Tenant shall not permit any hole to be drilled which may weaken the structure of the Building. Upon the removal of any fixtures, equipment or signs so installed by the Tenant, the Tenant shall restore the stone, brickwork, and walls, ceilings and floors to the condition they were in prior to the installation, except as otherwise specifically provided in herein;

              (5) if the Tenant, or its employees, agents, invitees, licensees, or anyone claiming under the Tenant or the whole or any part of any property of every kind, nature and description belonging to the Tenant or anyone claiming by, through or under the Tenant shall be injured, lost or damaged by theft, fire, explosion, falling plaster, gas, electricity, electrical disturbance, water, rain, snow, stream, all leaks (including, but not limited to, leaks from any part of the Building, the pipes, appliances, plumbing works, the roof, street, subsurface or any other place), or from any cause whatsoever, whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by the Landlord;

              (6) other than those arising due to Landlord's own negligence or willful deeds, the Tenant agrees to and does hereby indemnify and save the Landlord harmless from and against any and all claims, losses, damages, liability, suits, costs, fees and expenses, including, without limitation, reasonable attorneys' fees and expenses, arising out of or in connection with the Tenant's use or occupancy of the Demised Premises, the Building or the Landlord's Property and any act or omission of the Tenant, its agents, contractors, invitees, licensees, servants, or employees; or resulting from the failure of the Tenant to perform and discharge its covenants and obligations under this Lease. If the Landlord is, except due to its own negligence, made a party to any litigation or legal claim (without regard to whether any litigation is commenced) asserted by or against the Tenant, or by or against any parties in possession of the Demised Premises, or any party thereof claiming under the Tenant, the Tenant shall pay all costs, including without limitation, reasonable counsel fees, incurred by the Landlord in connection with such litigation and in connection with enforcing this indemnification;

              (7) the Tenant covenants that all furnishings, trade fixtures, effects and personal property of every kind, nature and description belonging to the Tenant and all parties claiming by, through or under the Tenant which, during the term of this Lease or any occupancy of the Demised Premises by the Tenant or anyone claiming by, through or under the Tenant, may be upon or within the Demised Premises, shall be at the sole risk and hazard of theft; and if the whole or any part thereof shall be destroyed or damaged by fire, explosion, falling plaster, steam gas, electricity, electrical disturbance, water, rain, snow, all leaks (including, but not limited to, leaks from any part of the Building, the pipes, appliances, plumbing works, the roof, street, subsurface, or any other place), theft, or from any other cause whatsoever, no part of said loss or damage is to be charged to or to be borne by the Landlord, except as may be caused by the negligence or intentional acts of the Landlord;

              (8) no trade or occupation shall be carried on upon or within the Demised Premises, nor will any use be made thereof which shall be unlawful, improper, offensive or contrary to any law of the Commonwealth of Massachusetts, or any law or ordinance from time to time in force of the Town of Billerica, or rules or regulations of the Board of Fire Underwriters, or which shall be injurious to any person or property;

              (9) the Tenant shall not: permit any practice which will create any nuisance; overload, deface or injure the Demised Premises, the Building or the Landlord's Property; commit or suffer any waste; dump, flush, or in any way introduce any hazardous or toxic substances into the sewage or other waste disposal system serving the Demised Premises, the Building or the Landlord's Property; generate, store, use or dispose of inflammable, hazardous or toxic substances in or about the Demised Premises, the Building or the Landlord's Property; or make such use of the Demised Premises, the Building or the Landlord's Property as to disturb, by obnoxious odors, noises or otherwise, the Landlord, or any of the Landlord's other tenants in the Building.

              (10) nothing shall be done upon or within the Demised Premises, the Building or the Landlord's Property which increases, in any way, the rate of fire insurance or creates any extra premiums for any such insurance, or increases the rate of other casualty or liability insurance or prevents the obtaining of any such insurance on the building or on the property kept therein, or which renders void or voidable any such policy of insurance; provided that if the rate of any such insurance is increased or extra premiums are made payable by reason of anything done or permitted to be done by the Tenant on the Demised Premises, the Tenant shall pay such increase or extra premiums on demand;

              (11) unless covered by casualty insurance, the Tenant shall keep in good condition, at its own expense, with glass for the same kind and quality as that which may be damaged or broken, all the glass now or hereafter in the demised Premises, whether broken by accident, the elements or any other cause;

              (12) the Tenant shall comply promptly with all laws, rules, regulations, requirements and orders of public authorities, local boards of fire underwriters and similar organizations having jurisdiction which are applicable to the Demised Premises, Tenant's use and occupancy thereof and/or the Tenant's business operation;

              (13) the Tenant shall maintain in full force and effect as of the date it takes possession of the Demised Premises and during the term, of this Lease, at its sole cost and expense, the following insurance policies: (i) comprehensive public liability and property damage insurance indemnifying and insuring the Landlord, the Landlord's Mortgagee, if required by the Landlord, and the Tenant against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease and death) or damage to property which may be claimed to have occurred upon, within or about the Demised Premises, the Building and the Landlord's Property, with combined single limits of not less than One Million Dollars ($1,000,000,000), with such insurance to include products and completed operations and
                   (ii) fire and casualty insurance, covering loss of or damage to all furnishings, trade fixtures, effects and other personal property located within the Demised Premises, on an all risk of loss basis, in amounts equal to the full replacement cost thereof.

                   The Landlord and the Landlord's Mortgagee, if required by the Landlord, shall be named as an additional named insured on all insurance policies required hereunder, with full privity of contract including the right to participate in any loss adjustment. The Tenant may maintain such insurance under a blanket policy affecting the Demised Premises and other premises of the Tenant or any business organization affiliated with the Tenant. The Tenant shall furnish the Landlord with copies of said insurance policies and satisfactory evidence of the payment of the premiums thereon. The Tenant shall furnish the Landlord with Certificates of Renewal at least thirty (30) days prior to the expiration of each such insurance policy. The Tenant shall pay promptly when due the premiums on said insurance policies. All insurance policies required hereunder shall contain provisions providing that the policies. All insurance policies required hereunder shall contain provisions providing that the policies may not be canceled or modified without at least thirty (30) days prior written notice to the Landlord and that the Landlord shall be notified of any non-payment of premium.

                   The Landlord may from time to time increase the minimum limits of insurance required pursuant to the provisions of this paragraph

                   (13). Tenant also agrees to keep all of its employees covered by workmen's compensation insurance in the required statutory amounts and such other insurance in such amounts and upon such terms as the Landlord may, from time to time, reasonably require.

              (14) the Tenant shall not permit any non-structural repairs, installations, alterations, additions, improvements or removals (collectively, the "Alterations") to be made to the Demised Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. All permitted Alterations made by the tenant to the Demised Premises shall be made at Tenant's sole cost and expense and shall belong to the Tenant during the term hereof and, unless otherwise specifically provided by the Landlord, shall become the property of the Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the termination of this Lease. The tenant agrees that it shall procure all necessary permits before making any such permitted non-structural Alternations. The Landlord agrees that it shall co-operate with the Tenant in obtaining such permits, provided, however, all costs and expenses incident to Landlord's cooperation (including without limitation, reasonable attorneys fees and costs) shall be paid by Tenant upon demand.

                   Tenant shall not make any structural Alternations to the Demised Premises or the Building without the prior written consent of the Landlord, which, at Landlord's sole option may be withheld or denied for any reason, or for not reason.

                   With regard to all structural and non-structural Alterations that have been consented to by the Landlord, the Tenant shall: (i) submit to Landlord compete plans and specifications for the work; (ii) deliver to the Landlord a statement of the names of all contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; (iii) require each contractor and subcontractor to carry workmen's compensation insurance, in statutory amounts, covering all of the contractor's and subcontractor's employees and comprehensive public liability and property damage insurance with combined single limits of not less than One Million Dollars ($1,000,000,000) with such insurance policies to include contractual liability, products and completed operations, naming the Landlord and Tenant as additional named insureds; and (iv) require the contractors and subcontractors to deliver to the Landlord certificates of insurance for all such required insurance. The Tenant agrees that all Alterations done by it or anyone claiming under it will be done in a good and workmanlike manner, that the same will be done in conformity with the plans and specifications approved by the Landlord. The Tenant shall repair any and all damage, caused by or resulting from, any such Alterations, including, without limitation, the filling of holes. The Tenant agrees to save the Landlord harmless from, and indemnify the Landlord against any and all claims for injury, loss or damage to persons or property caused by or resulting from the doing of any such work which indemnification shall include the payment of Landlord's reasonable attorneys' fees and expenses incurred in connection with such claims and in enforcing this indemnification. The Tenant agrees to pay promptly when due all charges for labor and materials in connection with any work done by the Tenant or anyone claiming under the Tenant upon the Demised Premises so the Demised Premises shall, at all times, be free of liens for such work;

              (15) the Tenant shall not permit any sign to be place upon the outside of the building except such sign, and in such place and manner as shall have been first approved by the Landlord in writing. Whatever signs shall be placed upon the Building shall be attached in a good and workmanlike manner and in conformity with all laws, ordinances, regulations and orders for ht time being in force of all public authorities having jurisdiction. The Tenant shall indemnify and same harmless the Landlord from an and all claims for injury or damage to person or property caused by the installation, maintenance or removal of any signs attached by the Tenant;

              (16) the Tenant shall not assign, mortgage, pledge or transfer by operation of law or otherwise convey this Lease or any interest therein, or sublet the Demised Premises or any part thereof without first obtaining on each occasion the written consent of the Landlord, which consent, at Landlord's sole option, may be withheld or denied for any reason or for no reason.

                   If the Tenant shall be a corporation, a transfer of more than forty-nine (49%) of the voting stock of said corporation, either at one time, or in the aggregate shall be deemed to be an assignment of this Lease unless such stock is listed for sale to the public on a recognized stock exchange or such transfer is made in connection with a bona fide public offering. Such a transfer shall be permitted in connection with a merger or consolidation of Tenant with or into another corporation, if immediately subsequent to such merger or consolidation, the net worth of the surviving corporation shall be at least one hundred twenty-five percent (125%) of the net worth of Tenant immediately prior thereto. Net worth in all instances to be determined by a Certified Public Accountant using generally accepted accounting principals, consistently applied. Notwithstanding the foregoing , the Tenant may assign the Lease to a parent, subsidiary or affiliate corporation, subject to the continued liability of the Tenant, as set forth below.

                   The Tenant may not, in any event, assign, sublet or otherwise transfer this Lease if it is in default of any of the terms, covenants or conditions of this Lease. No assignment, sublease or other transfer by the Tenant, even though consented to by the Landlord, shall, in any manner, diminish or limit the liability of the Tenant to the Landlord under the terms, covenants and conditions of this Lease, and such liability shall remain and continue in full force and effect as if the Tenant had never entered into any assignment, sublease or transfer. The Tenant shall remain and continue to be unconditionally and primarily liable for the performance of all obligations of this Lease including without limitation, the obligation to pay all rent. The acceptance by the Landlord of rent or the performance of any of the other obligations of this Lease from an assignee, subtenant or transferee shall not be deemed a release of the Tenant from any of its obligations or an acknowledgment of any assignment or sublease.

                   Any attempted assignment, transfer, mortgage, grant of security interest, sublease, or other conveyance of this Lease or any interest therein, except as permitted by the provisions of this Paragraph 16, shall be void. If, for any assignment or sublease of this Lease, the Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in case of sublease of part, in excess of such rent fairly allocable to the part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, the Tenant shall pay to Landlord as additional rent, the full excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

              (17) the Tenant shall not do or cause anything to be done whereby the Demised Premises, the Building or the Landlord's Property shall be encumbered by any lien, attachment or other encumbrance, and shall, whenever and as often as any lien, attachment, or encumbrance is filed against the Demised Premises, the Building or the Landlord's Property as a result of any acts by the Tenant or anyone claiming under the Tenant, or any work performed or claimed to have been performed by or for the benefit of the Tenant, cause the same to be canceled and discharged of record, by payment, bond or otherwise, within ten (10) days after the date of the filing thereof. If any such lien is not discharged and released within said ten (10) days, then the Landlord shall have the right, but not the obligation, to take such action as it deems desirable to remove such lien, and the Tenant shall indemnify and reimburse the Landlord for any costs incurred in connection therewith;

              (18) if the Tenant or anyone claiming under the Tenant shall remain in possession of the Demised Premises or any part thereof after the expiration or sooner termination of this Lease without any agreement in writing between the Landlord and the Tenant with respect thereto, prior to acceptance of rent by the Landlord, the person remaining in possession shall be deemed a tenant at sufferance and after acceptance of rent by the Landlord, the person remaining in possession shall be deemed a monthly tenant at will, subject to the provisions of this Lease insofar as the same may be made applicable to a tenancy at will; provided, however, that if annual rent shall be payable during the term of this Lease at different rates at different times, annual rent during such period as such person shall continue to hold the Demised Premises or any part thereof shall be payable at twice the highest rate payable during the term hereof. In no event shall any tenancy for years or from year to year be created unless by an agreement by and between the Landlord and Tenant in writing;

              (19) the Tenant shall at all times during the term of this Lease and at its own expense, keep and maintain the Demised Premises in good order, repair and condition, including, without limiting the foregoing, keeping the Demised Premises in good, safe, reasonably neat and attractive condition, both interior and exterior;

              (20) the Tenant agrees that it and its employees and others connected with Tenant's operations at the Demised Premises will abide by all reasonable rules and regulations with respect to the building from time to time established by Landlord by written notice to Tenant.

         ARTICLE VI - TENANTS PROPORTIONATE SHARE. Tenant shall, during the term of this Lease, pay to Landlord, as additional rent, Tenant's proportionate share of all real estate impositions, public assessments, insurance costs and Operational Expenses, all as hereinafter defined, with respect to Landlord's Property as provided in this ARTICLE VI. It is agreed that Thirty-three and 2/10 percent (33.2%) will be Tenant's proportionate share of all additional rent and items provided for in this ARTICLE VI ("Tenant's Proportionate Share").

         (A) Tenant shall pay to Landlord Tenant's Proportionate Share of (i) the real estate impositions for all tax periods wholly included in the term of this Lease and (ii) for any fraction of a tax period included in the term of this Lease at the beginning or end, the corresponding fraction of the real estate impositions assessed for the period. All such payments shall be made within ten (10) days after Landlord shall have notified Tenant of the amount of such impositions (such notice to include a copy of the tax bills involved), except that payment for the period in which the term of this Lease shall end shall be made not later than the termination date of this Lease, and if the amount is not then determinable shall be made on the basis of the last prior imposition, with readjustment as soon as the correct amount is determinable. the term "real estate impositions" as used herein shall be deemed to constitute the real estate taxes on Landlord's Property (including, without implied limitation, the Building and the Demised Premises), expenses of any proceedings for abatement or reduction of taxes and assessments (less any abatements or refunds received and attributable to a tax period or fraction thereof included during the term of this Lease), and any use or occupancy or similar tax with respect to the Landlord's Property. The foregoing provisions of this ARTICLE VI are predicated upon the present system of taxation in the Commonwealth of Massachusetts. If taxes upon rentals shall be substituted, in whole or in part, for the present and valorem real estate taxes, then Tenant's Proportionate Share of taxes (as set forth above) shall be based upon such taxes on rentals to the extent to which the same shall be a substitute for present and valorem real estate taxes. Further, if there is any other change in the system of taxation (other than as set out immediately above) which is in substitution of the present system, Tenant shall be responsible for its fair and equitable share thereof, taking into account the prorations provided for in this ARTICLE VI.

         (B) In the event of any public special or betterment assessments for improvements hereafter installed, Tenant shall pay to Landlord Tenant's Proportionate Share thereof, as follows:

              If Landlord is permitted by law to pay the assessments in installments, Tenant shall pay to Landlord Tenant's Proportionate Share of the first installment within thirty (30) days after Landlord shall have notified Tenant of such assessment and the amount of the first installment. Thereafter, at least fifteen (15) days before subsequent installments become due, Tenant shall pay to Landlord Tenant's Proportionate Share of each installment, including interest, coming due during the term of this Lease, and shall pay to Landlord not later than the end of the term of this Lease for any fraction of an installment period at the end of the term, the corresponding fraction of Tenant's Proportionate Share of the installment, including interest, for the period.

              If Landlord is not permitted to pay any such assessments in installments, Tenant shall pay to Landlord Tenant's Proportionate Share of the full amount thereof within sixty (60) days after Landlord shall have notified Tenant of the amount of the assessment.

              Tenant shall have no liability for any installment due or deemed to be due after the expiration of the term hereof except as such installment relates to any period of time falling within the term of this Lease.

         (C) Tenant shall pay to Landlord Tenant's Proportionate Share of all costs and expenses of every kind and nature paid or incurred by the Landlord (including appropriate reserves) in operating, maintaining, insuring, managing, equipping, policing and securing (if and to the extend provided by the Landlord) the common areas of the Building and Landlord's Property and the Demised Premises. Such costs and expenses (the "Operational Expenses") shall include, but shall not be limited to, the cost of scheduled trash and refuse compacting and removal; water and sewer and other utility charges servicing the common areas of the Building and Landlord's Property and the Demised Premises (unless the utilities servicing the Demised Premises are separately metered, in which event, the Tenant shall pay all such utility costs directly to the utility companies providing such services as indicated pursuant to the provisions of
ARTICLE V hereunder) and the cost of maintenance, repair and replacement of utility systems serving the common areas of the Building and/or the Landlord's Property (including, without limitation, water, sewer and storm water and other utility lines, pipes and conduits); the cost of pumping, cleaning, repairing, replacing and rebuilding all septic systems and leaching fields serving the Landlord's Property; the cost of maintenance, repair and replacement of the Landlord's signage; wages, salaries, fees and other compensation, payroll taxes, contributions to any social security, unemployment insurance, pension or similar fund and payments for other fringe benefits made to or on behalf of any and all agents, employees, or contractors of the Landlord performing services rendered in connection with the common areas of the Building and/or Landlord's Property; fees for licenses and permits; costs of independent contractors performing services with respect to the common areas of the Building and/or Landlord's Property; supplies; depreciation of equipment used in the operation, repair and maintenance of the Landlord's Property; premiums incurred by the Landlord with respect to all insurance relating to the Building and/or Landlord's Property, including, without limitation, fire and casualty insurance, public liability insurance, workmen's compensation insurance, boiler and machinery insurance, sprinkler leakage insurance, rent insurance and such other insurance as Landlord shall elect to carry; cleaning costs for the common areas of the Building and/or Landlord's Property, including without implied limitation, the facade, windows and sidewalks and all Building common areas; costs incurred for the operation, service, maintenance, inspection, repairs and alterations of and to the Building, and the heating, air-conditioning (if any), ventilating, plumbing, electrical and elevator systems (if any) of the Building, and the cost of labor, materials, supplies and equipment used in connection with all of the aforesaid items; management fees of the managing agent (if any) for the Building and the Landlord's Property; all costs incurred by Landlord to comply with governmental requirements whether Federal, State, or Municipal; capital expenditures necessitated by casualties to the extent the same are not covered by insurance; and reasonable legal and accounting fees and expenses incurred in connection with the management and operation of the Building and Landlord's Property; but there shall be excluded from such Operational Expenses the initial costs of equipment properly chargeable to the capital account and depreciation of the original cost of constructing the buildings upon the Landlord's Property and the common area appurtenant thereto.

         Tenant's Proportionate Share of the Operational Expenses shall be paid in monthly installments, in the amount estimated by the Landlord from time to time, in advance of the first day of each and every calendar month during the term of this Lease. Within one hundred twenty (120) days after the end of each calendar year during the term hereof, Landlord shall furnish to Tenant a statement in reasonable detail setting forth the computation of such total costs and expenses; thereupon there shall be a prompt adjustment between Landlord and Tenant, with payment to, or repayment by, Landlord, as the case may require, to the end that Landlord shall receive the entire amount of Tenant's Proportionate Share of said costs and expenses, and no more. Notwithstanding the foregoing, in the event that Tenant shall have paid to Landlord an amount in excess of Tenant's Proportionate Share of Operational Expenses, Landlord may, but shall not be obligated to, credit any such excess payments against monthly installments of Operational Expenses next coming due during the term hereof.

         ARTICLE VII - MAINTENANCE AND REPAIRS. The Landlord agrees at its own expense, expeditiously after receipt of notice from Tenant, to make all repairs to the structure, exterior walls, walls between the Demised Premises and the adjoining premises, foundation, common areas (including the glass entrance to the Building) and roof of the Building, unless such repairs or alterations shall be made necessary (i) by reason of any alterations, additions or improvements made by the Tenant, (ii) by reason of any special use to which the Demised Premises are put by the Tenant, (iii) by reason of the negligent or willful misconduct of the Tenant or anyone claiming under Tenant or (iv) by the failure of the Tenant to perform or observe some agreement or condition contained in this Lease on the part of the Tenant to be performed or observed, in which event the Tenant shall promptly make such repairs or alterations at its own expense. As used in this Section, the expression "structure" means supporting columns and beams and the expression "exterior walls" does not include windows, doors, glass, or the frames of windows. All repairs which are required to be made to the Demised Premises and which the Landlord is not obligated to make pursuant to this Section shall be made by the Tenant, unless herein otherwise specifically provided.

         ARTICLE VIII - LANDLORD'S RIGHT OF ENTRY. The Landlord and its agents shall have the right to enter into and upon the Demised Premises or any part thereof during regular business hours, and in case of emergency, at any time:

              (a)  to examine the same;

              (b) to order the removal of any signs not affixed in accordance with the terms of this Lease (or to remove the same if said order shall not be complied with within ten (10) days),

              (c) to make any repairs or alterations to the Demised Premises as the Landlord shall be expressly required to make or shall otherwise elect to make, but nothing herein contained shall obligate the Landlord to make any repairs or alterations to the Demised Premises except as in this Lease otherwise provided; and

              (d) to make any repairs, alterations or improvements or additions to the Building and the Landlord's Property and to put through the Demised Premises such pipes, wires, conduits and appurtenances as may be necessary for effecting such repairs, alterations, improvements or additions, provided that the same shall not interfere unreasonably with the business of the Tenant and shall not unreasonably restrict the space usable by the Tenant; and the Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. The Tenant shall permit inspection of the Demised Premises at reasonable hours to prospective purchasers and mortgagees, and, during the last twelve (12) months of the term of this Lease, the Tenant shall permit inspection of the Demised Premises at reasonable hours to prospective tenants and shall permit the usual "To Let" or "For Sale" signs to be placed on the property; provided, however, that such inspection or inspections shall not interfere unreasonably with the business being conducted on the Demised Premises.

         ARTICLE IX - DEFAULT.  In the event that:

              (1) the Tenant should default in the payment of the annual rent, or additional rent or any part thereof, and such default continues for five (5) days after the due date thereof; or

              (2) the Tenant should default in the performance of any of the other terms, covenants and conditions in this Lease contained and on its part to be kept and performed and fail to correct such default within twenty (20) days after the receipt of written notice from the Landlord designating the nature of such default, or if by reason of the nature of such default it cannot be corrected within said twenty (20) days, Tenant fails to commence to correct such default within said twenty
                   (20) days and thereafter diligently prosecute the correction of the same to completion; or

              (3) if any assignment shall be made by the Tenant of its property for the benefit of creditors; or

              (4) if the Tenant's leasehold interest shall be taken on execution; or

              (5) if proceedings shall be commenced by the Tenant in court of bankruptcy or insolvency; or

              (6) if the Tenant shall be declared bankrupt or insolvent according to law; or

              (7) if any proceedings shall be commenced against the Tenant in a court of bankruptcy or insolvency and such proceedings shall not have been dismissed within sixty (60) days;

then in any of said cases, Landlord shall have the right, at its sole election either (i) without necessity or requirement for making an entry, to terminate this Lease by notice in writing to Tenant, which shall take effect on the date, prior to the expiration of the term of this Lease, specified in Landlord's notice or (ii) enter into and take possession of the Demised Premises (or any part thereof in the name of the whole) without demand or notice and repossess the same as of the Landlord's former estate, expelling Tenant and those claiming under it, forcibly, if necessary, without being deemed guilty of any manner of trespass, provided that such repossession shall not be construed to effect a termination of this Lease, unless Landlord so declares as part of such entry, or sends Tenant a written notice of termination as provided above. Any such termination or entry shall be without prejudice to any remedy for arrears of rent or preceding breach of contract.

         If the Landlord shall terminate this Lease, or take possession of the Demised Premises, as aforesaid, Tenant shall indemnify Landlord each month against all loss of rent and all damages which Landlord may incur by reason of any such termination between the time of termination and the expiration of the term of the Lease, or at the election of Landlord, exercised at the time of the termination or at any time thereafter, Tenant shall indemnify Landlord each month until the exercise of the election against all loss of rent and other obligations which Landlord may incur by reason of such termination during the period between the time of the termination and the exercise of the election, and upon the exercise of the election, Tenant shall pay to Landlord as damages such amount as at the time of the exercise of the election represents the amount by which the rental value of the Demised Premises for the period from the exercise of the election until the expiration of the term shall be less than the amount of rent and other payments provided herein to be paid by Tenant to Landlord during said period. It is understood and agreed that at the time of the termination or at any time thereafter Landlord may rent the Demised Premises, and for a term which may expire after the expiration of the term of this Lease, without releasing Tenant from any liability whatsoever, that Tenant shall be liable for any reasonable expenses incurred by Landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including warehouse charges), with putting the Demised Premises into good condition for reletting and with any reletting, including, but without limitation, reasonable attorneys' fees and brokers' fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments due from Tenant to Landlord.

         In lieu of the foregoing, the Landlord may elect to receive from the Tenant and the Tenant agrees to pay to the Landlord, on demand, as liquidated damages, a sum equal to the amount by which the sum of the rent, additional rent and other payments called for under this lease for remainder of the term exceeds the fair rental value of Demised Premises for the remainder of the term.

         The word "Tenant" as used in clauses (3), (4)Less than (5), (6) and (7) of this ARTICLE IX shall be deemed to mean either (a) the Tenant or (b) the guarantor, if any, of the Tenant's obligations under this Lease.

         ARTICLE X - CONDEMNATION, EMINENT DOMAIN. If, after the execution of this Lease and before the expiration of the term hereof, any portion of the Demised Premises shall be taken by right of eminent domain that reduces the Demised

Premises to less than 15,000 rentable square feet of space, then this Lease and the term hereof shall terminate as of the time when the Landlord shall be divested of its interest in the Demised Premises, and annual fixed rent and all additional rent and other charges payable hereunder shall be apportioned and adjusted as of the date of termination.

         If the term of this Lease shall not be terminated as aforesaid, then the term of this Lease shall continue in full force and effect, and the Landlord shall, within a reasonable time after possession is required for public use (subject to delays due to difficulty in obtaining labor, materials, equipment, government restrictions, labor difficulties, fires or to any other cause beyond the Landlord's control and subject to the provisions of the applicable building and zoning laws) repair and rebuild what may remain of the Demised Premises so as to put the same into condition for use and occupancy by the Tenant. A just proportion of the annual rent reserved herein, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until what may remain of the Demised Premises shall be put in such condition by the Landlord, and thereafter a just proportion of the annual rent reserved herein, according to the nature and extent of the part so taken, shall be abated for the balance of the term of this Lease; provided, however, that in connection with the above obligation to repair and rebuild Landlord shall have no obligation to expend more than the amount actually recovered as an award for such taking and made available by any mortgage of the building and/or the Landlord's Property.

         The Landlord reserves to itself, and the Tenant assigns to the Landlord, all rights to damages accruing on account of any taking under the power of eminent domain or by reason of any act of any public or quasi-public authority for which damages are payable. The Tenant agrees to execute such instruments of assignment as may be reasonably required by the Landlord in any proceeding for the recovery of such damages if requested by the Landlord, and to turn over to the Landlord any damages that may be recovered in such proceeding. It is agreed and understood, however, that the Landlord does not reserve to itself, and the Tenant does not assign to the Landlord, any damages payable for reimbursement of the cost of moving Tenant's stock, fixtures and appliances to the extent that such claim may be made independently by Tenant directly against any taking authority without regard to and without diminishing Landlord's claim.

         ARTICLE XI - DAMAGE AND/OR DESTRUCTION. In the event that the Demised Premises shall be damaged or destroyed by fire, the elements, or other casualty, then Tenant shall give immediate notice thereof to Landlord, and, except as hereinafter otherwise provided, the Demised Premises shall be repaired or restored by the Landlord as speedily as possible (but due allowance shall be made for any reasonable or unavoidable delay arising in connection with the adjustment of the fire loss or inability to procure labor or materials or any other cause beyond the Landlord's control); provided, however, that in no event shall Landlord be obligated (i) to expend for such repairs or restoration more than the amount of proceeds of insurance actually recovered and made available by any mortgagee of the Building or the Landlord's Property, nor shall Landlord be obligated to repair or restore if not allowed by applicable zoning, building or other such laws or (ii) to repair, reconstruct or replace Tenant's leasehold improvements, furniture, fixtures, equipment or other personal property or goods located upon or within the

Demised Premises. In the event that the damage to the Demised Premises should be so extensive as to render the whole or any part thereof untenantable and unsuitable for use and occupation by the Tenant, a just proportion of the annual fixed rent hereinafter reserved, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until the Demised Premises, shall be suspended or abated until the Demised Premises shall have been repaired or restored by the Landlord (to the extent of the insurance proceeds recovered and made available by Landlord's mortgagee(s) as aforesaid) to substantially the same condition they were in immediately prior to such casualty.

         Notwithstanding anything contained in the foregoing paragraph to the contrary, it is expressly agreed that if the Demised Premises are damaged or destroyed to the extent of fifty percent (50%) or more of the insurable value of the same, then the Landlord may terminate this Lease and the term hereof. In the event the Building is damaged to the extent of thirty-three and one-third percent (33 1/3%) or more of the insurable value of the same (regardless of whether or not the Demised Premises shall be damaged or destroyed), then the Landlord may terminate this Lease and the term hereof. In either case, the election to terminate shall be by a notice given to the Tenant within sixty (60) days after such damage or destruction and in the event of such notice this Lease shall terminate on the thirtieth day after the giving of such notice of termination.

         Notwithstanding anything in this Article contained in the contrary, it is expressly agreed and understood that if during the last Lease Year of the term of this Lease the Demised Premises are damaged or destroyed to the extent of fifteen percent (15%) or more of the insurable value of the same, then the Landlord may terminate this Lease and the term hereof by notice given to the Tenant within sixty (60) days after such damage or destruction and in the event of such notice this Lease shall terminate on the thirtieth day after the giving of the notice of such termination.

         ARTICLE XII - QUIET ENJOYMENT. It is agreed that upon the Tenant, paying the rent reserved and performing and observing the terms, agreements, obligations, conditions, and provisions herein on its part to be performed and observed, shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the term hereof without any manner of hindrance or molestation from the Landlord, subject to the terms and conditions of any mortgages of record now or at any time hereafter a lien or liens on the Building and/or the Landlord's Property as to which mortgages this Lease is subordinate, subject to the powers or condemnation and eminent domain of public and quasi-public authorities, and subject further to any rights of the Landlord with respect to any provision of this Lease.

         ARTICLE XIII - RIGHT TO DEFAULT. If Tenant shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed other than an obligation to pay money, and shall not cure such default within twenty (20) days after written notice from Landlord, specifying the default (or if such default is not capable of being cured within twenty (20) days, if Tenant shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Landlord may, at its option and without the obligation to do so, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or any contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant hereby agrees to reimburse Landlord therefore or save Landlord harmless therefrom; provided that Landlord may cure any such default as aforesaid prior to the expiration of said grace period but after notice to Tenant, if the curing of such default prior to the expiration of said grace period is reasonably necessary to protect the real estate or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due together with the next payment of rent due hereunder.

         ARTICLE XIV - APPLICABLE LAW AND CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and must nearly accomplishes the original intention of the parties. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall be construed in accordance with the construction which renders the provision valid.

         There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease represents the entire Agreement between the parties and it is agreed that no representations, warranties or understandings other than those expressly set forth herein, have been made, and if so made, were neither material nor relied upon.

         This Lease may be modified only by instruments in writing executed by Landlord and Tenant, and no act or omission of any employee or agent of the Landlord shall alter, charge or modify any of the provisions hereof. It shall be an absolute condition precedent in each instance that such written modification be produced before either party may legally assert, rely upon or establish any modification of this Lease.

         The titles of the several Articles contained herein are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify and/or add to the interpretation, construction, or meaning of any provision of, or the scope or intent of, this Lease.

         The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or admits, the persons named herein as the Landlord and as the Tenant, respectively, and their respective heirs, legal representatives, subsidiaries, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter.

         ARTICLE XV - REMEDIES CUMULATIVE. No mention of this Lease of any specific right or remedy shall preclude the Landlord from exercising any other right or from maintaining any action, either at law or in equity. The remedies available to the Landlord under this Lease, and at law or in equity, shall be cumulative and, except as otherwise specifically provided in this Lease, the exercise of one remedy shall not constitute an election or waiver of any other remedy. In addition to other remedies provided in this Lease, the Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

         ARTICLE XVI - WAIVER. No assent, express or implied, by the Landlord to any breach of any agreements or conditions herein contained on the part of the other to be performed or observed, and no waiver, express or implied, of any such agreement or condition shall be deemed to be a waiver of or assent to any succeeding breach of the same or any other agreement or condition; the acceptance by the Landlord as to any breach shall not be construed as waiving any of the Landlord's rights hereunder unless such waiver is in writing. No payment by the Tenant or acceptance by the Landlord of a lesser amount than will be due the Landlord from the Tenant shall be deemed to be anything but payment on account, and the acceptance by the Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and the Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy.

         ARTICLE XVII - SUBORDINATION. This Lease is and shall be subject and subordinate to any mortgage, deed of trust or any instrument in the nature of a mortgage now existing or hereafter placed upon the Demised Premises, the Building and/or the Landlord's Property by the Landlord. Tenant agrees to execute such documents as may be reasonably required to effectuate this subordination. Tenant agrees to make such changes in this Lease as may be reasonably required by the holders of any mortgage upon the Demised Premises, the Building, and/or the Landlord's Property or any transferee which may purchase all or a substantial part of Landlord's interest in the Demised Premises, the Building, and/or the Landlord's Property; provided that such changes may not increase the rent, additional rent or other payments due hereunder or otherwise materially affect the obligations of Tenant hereunder.

         After receiving written notice from any person, firm, or other entity, that it holds a mortgage (which term shall include a deed of trust) which includes as part of the mortgaged premises the Demised Premises, Tenant shall, so long as such mortgage is outstanding, be required to give to such holder the same notice as is required to be given to Landlord under the terms of this Lease, but such notice may be given by Tenant to Landlord and such holder concurrently. It is further agreed that such holder shall have


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


the same opportunity to cure any default, and the same time within which to effect such curing, as is available to Landlord; and if necessary to cure such a default, such holder shall have such access to the Demised Premises as shall be required in connection therewith.

         ARTICLE XVIII - ASSIGNMENTS BY LANDLORD. With respect to any assignment by the Landlord of Landlord's interest in this Lease or the rent, additional rent and other payments payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of any security interest in the Building or the Landlord's Property, the Tenant hereby agrees:

         (i) that the execution thereof of any such assignment by the Landlord and the acceptance thereof by the holder shall never be deemed an assumption by such holder of the obligations of the Landlord hereunder, unless such holder shall, by written notice sent to the Tenant, expressly otherwise elect; and

         (ii) that except as aforesaid, such holder shall be treated as having assumed the Landlord's obligations hereunder only upon the foreclosure of such holder's mortgage or security interest, if any, the taking of possession of the Demised Premises, the Building, or the Landlord's Property and upon written notice to the Tenant.

         ARTICLE XIX - LIMITATION OF LANDLORD'S LIABILITY. If at any time during the term of this Lease, the landlord's interest hereunder shall be held by anyone acting in a fiduciary capacity, then notwithstanding any other provision of this Lease, Landlord's obligations hereunder shall not be binding upon such fiduciary acts, but only upon such fiduciary in that capacity and upon the trust estate.

         The covenants of Landlord contained in this Lease shall be binding upon each party holding the landlord's interest herein only with respect to breaches occurring during the time of that party's ownership of the landlord's interest hereunder. Nothing included in the terms of this Lease shall preclude the Landlord from transferring in any manner all or any portion of the landlord's interest under this Lease. In addition, Tenant specifically agrees to look solely to Landlord's interest in the Landlord's Property for the satisfaction of any claim or judgment against Landlord, it being specifically agreed that neither Landlord, nor any person, partner, entity, firm or other beneficial owner of Landlord, nor anyone claiming under Landlord shall ever be otherwise liable for any such judgment. It is further understood and agreed that with respect to any services to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from so doing by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond the Landlord's reasonable control, or for any cause to do any act or neglect of the Tenant or its servants, agents, employees, licensees, or any person, claiming by, through or under the Tenant, or any termination for any reason of Landlord's occupancy of the premises from which the service is being supplied by Landlord, and in no event shall the Landlord ever by liable to Tenant for any indirect or consequential damages.

         ARTICLE XX - PROVISIONS BIDING, ETC. Except as hereinafter provided otherwise, the agreements and conditions in this Lease contained on the part of the Landlord to be performed and observed shall be binding upon the Landlord and its successors and assigns and those claiming through or under the Landlord and shall inure to the benefit of the Tenant and its heirs, legal representatives, successors and assigns (and those claiming through or under the Tenant); and the agreements and conditions on the part of the Tenant to be performed and observed shall be binding upon the Tenant and its heirs, legal representatives, successors and assigns (and those claiming through or under the Tenant) and shall inure to the benefit of the Landlord and its heirs, legal representatives, successors and assigns (and those claiming through or under the Landlord).

         Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but as reference only to those instances in which Landlord may later give written consent to a particular assignment as required by the provisions of ARTICLE V hereof.

         ARTICLE XXI - PERMITTED USES. The Tenant covenants and agrees to use the Demised Premises only for light manufacturing, research and development and sales and service of electronic equipment (but not to the general public) and general office use, in any event subject to the Rules and Regulations (herein the "Permitted Uses" and for no other purposes.

         ARTICLE XXII - CONDITION OF THE DEMISED PREMISES WHEN SURRENDERED. Upon the termination or expiration of this Lease, the Tenant shall peaceably and quietly surrender possession of the Demised Premises to the Landlord in broom-clean condition and in the same good order and repair in which the Tenant is obligated to keep and maintain the Demised Premises by the provisions of this Lease, normal wear and tear excepted. Any and all alterations, additions and improvements which may have been made to or installed by the Tenant upon or within the Demised Premises and which are in any manner attached to the floors, walls and ceilings of the Demised Premises, shall remain upon or within the Demised Premises and at the termination of this Lease shall be surrendered with the Demised Premises as a part thereof and shall become the property of the Landlord, unless the Landlord shall specifically direct the Tenant to remove any such alternations, additions or improvements. Upon such direction, Tenant shall, at its sole cost and expense, remove such property and promptly repair any and all damages which may be caused by or result from either the original installation or from the removal of such property from the Demised Premises.

         All fixtures, signs, furniture, equipment and personal property which may be located upon or within the Demised Premises (and are not subject to the provisions of the foregoing paragraph), may, and at the Landlord's request must, be removed by the Tenant from the Demised Premises upon the expiration or sooner termination of this Lease. Furthermore, the Tenant hereby agrees to promptly repair any and all damage which may be caused by or result from the installation or placement of such property upon or within the Demised Premises or by the removal of such property from the Demised Premises. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by the Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Demised Premises and for use and occupancy during the period after the expiration of the term of this Lease and prior to Tenant's performance of its obligations under this Article. Tenant shall and does hereby indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Demised Premises as herein above provided.

         The delivery of keys to or acceptance thereof by any employee of the Landlord shall not operate as a termination of this Lease or a surrender of the Demised Premises.

         ARTICLE XXIII-SUBROGATION. The Landlord hereby releases the Tenant from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties covered by Landlord's insurance, even if such fire or other casualty shall be brought about by the fault or negligence of the Tenant or its agents, provided; however, the this release shall be in force and effect only with respect to loss or damage occurring during such time as the Landlord's policies of fire and extended coverage insurance shall contain a clause to the effect that his release shall not affect said policies or the right of the Landlord to recover thereunder. The intent of this Article is to preclude any action by Landlord's insurance carrier against Tenant under any right of subrogation, but it is expressly understood that nothing contained in this Article shall be deemed a release or waiver of any other rights which Landlord may have against Tenant under this Lease including without limitation, the right to seek damages in excess of insurance proceeds where legally entitled. The Landlord agrees that its fire and extended coverage insurance policies will include such a clause so long as the same is includable without extra cost. If extra cost is chargeable therefor, the Landlord will advise the Tenant thereof and of the amount thereof. The Tenant, at its election, may pay the same, or waive the benefit of such a clause.

         The Tenant hereby releases the Landlord from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties covered by Tenant's insurance, even if such fire or other casualty shall be brought by the fault or negligence of the Landlord or its agents; provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the Tenant's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect said policies or the right of the Tenant to recover thereunder. The intent of this Article is to preclude any action by Tenant's insurance carrier against Landlord under any right of subrogation, but it is expressly understood that nothing contained in this Article shall be deemed a release or waiver of any other rights which Tenant may have against Landlord under this Lease including without limitation, the right, subject to the limitation set forth in
ARTICLE XIX hereof, to seek damages in excess of insurance proceeds where legally entitled. The Tenant agrees that its fire and extended coverage insurance policies will include such a clause so long as the same is includable without extra cost, or if extra cost is chargeable therefor, the Tenant will advise the Landlord thereof and of the amount thereof. The Landlord, at its election, may pay the same, or waive the benefit of such a clause.

         ARTICLE XXIV - NOTICES. All notices required or permitted to be given hereunder shall be in writing and delivered by hand, telecopier, overnight delivery carrier (with proof of delivery, such as Federal Express) or mailed postage prepaid, by registered or certified mail, return receipt requested, if sent to the Tenant, the same shall be addressed if to the Tenant:

         Bruker Analytical Systems, Inc.
         15 Fortune Drive
         Billerica, MA  01821

or to such other address as the Tenant may hereafter designate in writing, and if sent to the Landlord:

         Bruker Instruments, Inc.
         44 Manning Road
         Billerica, MA 01821
         Attn:  Treasurer
         FAX:  (978) 667-9580

with a copy to:

         George Woron, Esq.
         75 State Street - Suite 1520
         Boston, MA 02109
         FAX:  (617) 439-0134

or in the case of either party to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand or if so mailed, when deposited with the U.S. Post Service.

         ARTICLE XXV - ESTOPPEL CERTIFICATE. The Tenant agrees from time to time, within ten (10) days after a request by Landlord, to execute, acknowledge and deliver to Landlord, any prospective purchaser or mortgagee or other party designated by the Landlord, a written statement certifying (which statement may be relied upon by any party receiving such statement) that this Lease is then in full force and effect as modified and stating the modifications) and that the Landlord is not in default hereunder (or if such shall not be the case, to specify any default then existing).

         ARTICLE XXVI - BROKERAGE. The Tenant warrants and represents that it has not dealt with any broker or agent in connection with this Lease and agrees to hold harmless and indemnify the Landlord of and from any and all claims for any brokerage or finder's fee or compensation attributable to dealings with the Tenant, together with any and all expenses incurred by Landlord in disputing such claims and in enforcing this indemnification, including without limitation, reasonable attorneys' fees and expenses.

         ARTICLE XXVII - LEASE NOT TO BE RECORDED. Tenant agrees that it shall not record this Lease.

         ARTICLE XXVIII - AUTHORITY TO EXECUTE LEASE. The person signing this Agreement on behalf of the Tenant materially represents that the Tenant is a duly organized and existing corporation and has taken all steps necessary or desirable to authorize the execution of this Lease and that upon the execution hereof by him on behalf of the Tenant, this Lease shall be binding and enforceable upon the Tenant.

         WITNESS the execution of this instrument as a sealed instrument as of the day and year first above written.


Witness:                          LANDLORD:
                                  BRUKER INSTRUMENTS, INC.

                                  By: /s/  Dirk D. Laukien
                                      --------------------------------
                                      Dirk D. Laukien, Vice President,
                                      Duly authorized

Witness:                          TENANT:
                                  BRUKER ANALYTICAL
                                   SYSTEMS, INC.

                                  By: /s/  David E. Plunkett
----------------------------         ---------------------------------
                                     David Plunkett, its Treasurer,
                                     hereunto duly authorized

                                  Attachment A






                                    [Diagram]